SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             _______________________


               Date of Report
              (Date of earliest
               event reported):    October 21, 1994


                                 IMC Global Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-9759                    36-3492467
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                  2100 Sanders Road, Northbrook, Illinois  60062
           (Address of principal executive offices including zip code)


                                 (708) 272-9200
                         (Registrant's telephone number)


                             IMC Fertilizer Group, Inc.
                   (Former name, if changed since last report)

   Item 5.     Other Events.

          On October 21, 1994, IMC Fertilizer Group, Inc. (the "Company") filed with the Secretary of State of Delaware a Certificate of Amendment to its Certificate of Incorporation which changed the name of the Company to IMC Global Inc.

   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.  The following exhibits are being filed herewith:

               (3.1) Certificate of Incorporation of the Company, as amended to date.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              IMC GLOBAL INC.
                                   (Registrant)



   Date:  November 1, 1994    /s/ Marschall I. Smith
                              Marschall I. Smith
                              Senior Vice President and General Counsel

                                 IMC GLOBAL INC.

                               EXHIBIT TO FORM 8-K

                                     Exhibit                             Page



   (3.1) Certificate of Incorporation of the Company, as amended to date.